SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 21, 2008

CASCADE BANCORP
(Exact name of Registrant as specified in its charter)

Oregon	0-23322	93-1034484
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

1100 NW Wall Street
Bend, Oregon 97701
(Address of principal executive offices and zip code)

(541) 385-6205
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K file is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On February 21, 2008, Cascade Bancorp announced by press release that it was revising its estimated financial results for the fourth quarter and full year of 2007 from those previously reported in its Current Report on Form 8-K filed January 23, 2007. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated by reference.

Item 2.06 Material Impairments

On January 3, 2008, Cascade Bancorp preannounced it expected to record an increased provision for credit losses, higher non performing assets and a compression of its net interest margin. The press release furnished as Exhibit 99.1 to this report and incorporated by reference.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1 Press Release dated February 21, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

CASCADE BANCORP

By:	/s/ Gregory D. Newton
Gregory D. Newton
Executive Vice President/ Chief Financial Officer/Secretary
Date: 2/21/08